UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2015

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WESTMORELAND RESOURCE PARTNERS, LP
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-34815	77-0695453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 200 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

N/A
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 26, 2015, Oxford Mining Company, LLC (“Oxford Mining”), a wholly owned subsidiary of Westmoreland Resource Partners, LP, and AEP Generation Resources Inc. (“AEP”) entered into a coal purchase and sale agreement (the “Agreement”). Under the Agreement, Oxford Mining agreed to sell, and AEP agreed to purchase, certain quantities of coal from January 1, 2016 through December 31, 2018: 1,300,000 tons during the 2016 contract year; 1,200,000 tons during the 2017 contract year; and 750,000 tons during the 2018 contract year. In addition, pursuant to the Agreement, Oxford Mining has the right of first refusal to supply up to a certain number of tons of AEP’s additional need for coal at its Conesville, Ohio generating plant: 400,000 during the 2016 contract year; 300,000 during the 2017 contract year; and 200,000 during the 2018 contract year.
The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, which will be filed with the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND RESOURCE PARTNERS, LP

Date: March 4, 2015	By:	/s/ Samuel N. Hagreen
Samuel N. Hagreen Secretary

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